                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549
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                      SCHEDULE 14A INFORMATION

            Proxy Statement pursuant to Section 14(a) of
                the Securities Exchange Act of 1934
                         (Amendment No. __)

[X] Filed by the Registrant
[ ] Filed by a party other than the Registrant

Check the appropriate box:
[ ] Preliminary proxy statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive proxy statement
[X] Definitive additional materials
[ ] Soliciting material pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                       PAUL MUELLER COMPANY
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          (name of registrant as specified in its charter)


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            (name of person(s) filing proxy statement,
                  if other than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
    and 0-11.
    (1) Title of each class of securities to which transaction ap-plies: _____________________________________________________
    (2) Aggregate number of securities to which transaction applies:
        ____________________________________________________________
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________________
    (4) Proposed maximum aggregate value of transaction: ___________
    (5) Total fee paid: _____________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Ex-change Act Rule 0-11(a)(2) and identify the filing for which the off-setting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount previously paid: ____________________________________
    (2) Form, Schedule or Registration Statement number: ___________
    (3) Filing party: ______________________________________________
    (4) Date filed: ________________________________________________

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               [ LETTERHEAD OF PAUL MUELLER COMPANY ]

April 17, 2000

Dear Shareholder,

Enclosed is the Three-Month Report for the first quarter of 2000 to update you on our results so far this year. Sales for the first quarter of 2000 were $22,473,000 versus $18,884,000 for the first quarter of 1999. Net income was $822,000, or $0.70 per share, for 2000 compared to $167,000, or $0.14 per share, for 1999.

We began 2000 with a backlog of $34,533,000, which was a 57% increase over the backlog at the beginning of 1999. The improved backlog position contri-buted significantly to the higher level of sales when comparing the first quarter of 2000 to the first quarter of 1999.

The favorable trend in new order entry continues, as our order backlog has further increased to $37,399,000 as of March 31, 2000. We are currently hiring additional production personnel to increase our plant capacity, and we expect to achieve a further increase in shipments for the upcoming quar-ters.

Regarding our upcoming Annual Meeting, you should have received separate proxy statements from the Company and the Sheet Metal Workers International Association (the Union). The Union is seeking to elect their own candidate to our Board of Directors and to eliminate the Company's Shareholder Rights Plan.

The Union claims to be acting in the best interest of our shareholders. As you may be aware, however, the Union has for the last five years been wag-ing, in our opinion, an unsuccessful strike against the Company - a strike that is currently being observed by only 16 of 406 eligible employees. We believe this is a clear indication of the lack of support for the Union by our workforce. In our view, the Union is now resorting to boardroom harass-ment as a means to achieve their failed agenda in contract negotiations - for example, to gain contract provisions requiring mandatory payment of union dues, or their equivalent, by many of our production employees.

Management strongly urges you to vote FOR the two nominees for election as directors proposed by the Company's Board of Directors and to vote AGAINST the International Union's proposal relating to the Shareholder Rights Plan. Please SIGN and IMMEDIATELY return the enclosed Mueller proxy card in the envelope provided. DO NOT RETURN to the Union any proxy card you might receive from them, even to vote against the International Union's proposal.

IF YOU HAVE ALREADY SIGNED AND RETURNED A PROXY CARD SENT TO YOU BY THE IN-TERNATIONAL UNION, you may revoke your previously signed proxy by simply signing and returning the enclosed Mueller proxy card with a LATER SIGNATURE DATE in the enclosed envelope.

Thank you for your continued support.

Sincerely,

/S/ DANIEL C. MANNA

Daniel C. Manna
President and Chief Executive Officer

Enclosures

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P R O X Y                     MUELLER (Registered)

           SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      OF PAUL MUELLER COMPANY
               FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            MAY 1, 2000

The undersigned hereby constitutes and appoints Donald E. Golik and Ronald W. Gielow, and each of them, as proxies, with full power of substitution, to vote all of the shares of the Common Stock which the undersigned is entitled to vote at the annual meeting of the shareholders of the Company to be held at the offices of the Company, 1600 West Phelps Street, Springfield, Missouri, on Monday, May 1, 2000, commencing at 10:00 a.m. on that day, and at any postponement, adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, upon all matters set forth below.
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES.
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(1)  The election of two (2) Class III directors for a term of three
     (3) years expiring at the annual meeting to be held in 2003:
     Daniel C. Manna and Paul Mueller.
     [ ] FOR all nominees listed, with the discretion to distribute the votes among the nominees as the proxyholder may deter-mine.
     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed.
     [ ] FOR all nominees EXCEPT WITHHOLD AUTHORITY to vote for the following: ____________________
          (If you set forth the name of one of the nominees on the above line, unless you request otherwise, your votes will then be cumulated and voted by the proxyholder for the other nominee.)
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL (2).
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(2)  To consider an amendment to the Bylaws and Articles of Incor-
     poration stating that the Corporation shall not adopt or maintain a Shareholder Rights Plan unless such Plan is first approved by an affirmative vote of a majority of the common shares outstanding.
           [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN
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          (continued, and to be signed, on the other side)

                 (PROXY - continued from other side)
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(3)  The transaction, in their discretion, of such other business as may properly come before the meeting or any postponement, adjournment or adjournments thereof.
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THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL (1), WITH THE DISCRETION TO DISTRIBUTE VOTES AMONG THE NOMINEES AS THE PROXYHOLDER MAY DETERMINE, AND AGAINST PROPOSAL (2).

Either of said proxies present and acting at said meeting or any postponement, adjournment or adjournments thereof shall have and may exercise all of the powers of all of said proxies. The undersigned hereby ratifies and confirms all that said proxies, or either of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the Notice of said meeting and the Proxy Statement accompanying it.

                                 Date _________________________, 2000
                                 ____________________________________
                                 ____________________________________
                                 Please insert date of signing.  Sign
                                 exactly as name appears at left.
                                 Where stock is issued in two or more
                                 names, all should sign.  If signing
                                 as attorney, administrator, execu-
                                 tor, trustee, guardian or corporate
                                 officer, give full title as such.